                          WASHINGTON, D.C. 20549

                               ____________


                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     June 30, 1997
                                                -------------------------------


                        InSight Health Services Corp.
-------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Delaware                 0-28622                   33-0702770
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION              (I.R.S. EMPLOYER
       OF INCORPORATION)         FILE NUMBER)            IDENTIFICATION NO.)



            4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
            ------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



                                 (714) 476-0733
            ------------------------------------------------------------
                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                                       N/A
-------------------------------------------------------------------------------
             (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 1, 1997, InSight Health Services Corp. ("Registrant"), through its wholly owned subsidiary InSight Health Corp. ("InSight"), consummated the acquisition ("Acquisition") of certain assets of Desmond L. Fischer, M.D. (d/b/a Chattanooga Outpatient Center), an individual residing in the State of Tennessee ("Seller") pursuant to an Asset Purchase and Liabilities Assumption Agreement ("Purchase Agreement") dated June 20, 1997. Pursuant to the Purchase Agreement, InSight acquired certain tangible and intangible assets, including fixed diagnostic imaging equipment used by Seller at a multi-modality diagnostic imaging center located at 1301 McCallie Avenue, Chattanooga, Tennessee 37404 ("Center"). In addition, InSight assumed certain liabilities of Seller, consisting primarily of leases relating to diagnostic imaging equipment.

     The aggregate purchase price of the Acquisition was $9,000,000 and was determined by negotiations between the parties. In addition, InSight is obligated to repay to Seller's primary lender, by July 31, 1997, sums aggregating $1,900,000 relating to certain diagnostic imaging equipment. As a material part of the Acquisition, Seller entered into a noncompetition agreement with InSight pursuant to which Seller will not for five (5) years, directly or indirectly, have any ownership interest in, hold a position in, invest in, lease, manage, or control or otherwise participate in the development, management, marketing or operation of any business which provides magnetic resonance imaging, CT imaging, mammography, ultrasound, or nuclear medicine products or services, whether fixed or mobile, within a twenty-five (25) mile radius of the Center. In addition, InSight entered into a five (5) year professional services agreement with Seller to provide interpretative services to the Center and a ten (10) year lease with Seller for the building in which the Center is located. General Electric Company, acting through GE Medical Systems, loaned InSight an aggregate of $10,900,000, $9,000,000 of which was paid to Seller at the closing of the Acquisition and $1,900,000 of which will be paid to Seller's primary lender by July 31, 1997. The $10,900,000 loan, bears interest at 10.7% per annum and is repayable on a fully amortized basis by InSight over seven (7) years, commencing on August
1, 1997.

     InSight provides diagnostic imaging and information, treatment and related management services to managed care, hospitals and other contractual customers in 29 United States, including five major U.S. markets: California, the Southwest, including a major presence in Texas, the Midwest, the Northeast and the Southeast. The Acquisition adds a multi-modality diagnostic imaging center, InSight's first located in Tennessee, to its existing business in the Southeast.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business acquired.

              It is impractical to file with this report the financial statements required by this Item. Financial statements of Desmond L. Fischer, M.D. (d/b/a Chattanooga Outpatient Center) for the fiscal year ended December 31, 1996 required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the Securities and Exchange Commission ("SEC").

         (b)  Pro forma financial information (unaudited).

              It is impractical to file this report the pro forma financial information required by this Item. Pro forma financial information required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the SEC.

         (c)   Exhibits.

          2.1 Asset Purchase and Liabilities Assumption Agreement dated as of June 20, 1997 by and between InSight Health Corp. and Desmond L. Fischer, M.D. (d/b/a Chattanooga Outpatient Center)(filed herewith).

         99.1 Press Release dated July 1, 1997 announcing the completion of the Acquisition (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 14, 1997


                                   INSIGHT HEALTH SERVICES CORP.




                                   By: /s/ E. Larry Atkins
                                      ------------------------------------
                                      E. Larry Atkins
                                      President and Chief Executive Officer

                                   EXHIBIT INDEX

                                                               Sequentially
Exhibit No.     Document Description                           Numbered Page
------------------------------------                           ---------------


         2.1  Asset Purchase and Liabilities Assumption
              Agreement dated as of June 20, 1997 by and between InSight Health Corp. and Desmond L.
              Fischer, M.D. (d/b/a Chattanooga Outpatient
              Center).

        99.1 Press Release dated July 1, 1997 announcing the completion of the Acquisition.